Exhibit 99.1
UniSource Energy Corporation NYSE: UNS EEI Financial Conference November 2010

Contact Information & Safe Harbor

- **Paul J. Bonavia, Chairman, President and CEO**
- **Kevin P. Larson, SVP, CFO and Treasurer**
- **Investor Relations Contact Information**

M. Jo Smith, Director
(520) 884.3650
josmith@uns.com

Chris Norman, Lead Analyst
(520) 884.3649
cnorman@uns.com

- **Investor Information**

  http://ir.uns.com

Safe Harbor and Non-GAAP Measures

- This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company's pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP's generating plants; and other factors listed in UniSource Energy's Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy.
- The Company's press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.
- Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company's management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UniSource Energy

2

3rd Quarter Overview 3

3rd Quarter 2010 Highlights

- **Current 2010 earnings guidance range of $2.75 - $2.90 per diluted share**
  - Lowered top end of range due to losses at Millennium
- **Excluding Millennium activity, Q3 2010 earnings ahead of Q3 2009**
- **TEP's 3rd quarter retail kWh sales 0.3% below the 3rd quarter of 2009**
  - TEP's retail kWh sales for the first nine months of 2010 were 1.0% below last year (down 0.7% on a weather normalized basis)
  - Expect full year 2010 TEP retail sales of 9,290 GWh (0.9% below 2009 retail sales of 9,370 GWh)
- **Lowered 2010 UNS Base O&M estimate by $5 million**
  - 2010 full year UNS consolidated Base O&M estimate of $270 million
- **Capital markets supportive of refinancing efforts**
  - Margin on TEP LOC facility and revolver expected to be 1.875% vs. current margin of 0.45%
  - Expect to complete refinancing of all credit facilities by end of 2010
- **Positive outcome in UNS Electric rate case**
  - $7.4 million base rate increase; authorized purchase of Black Mountain Generating Station; and approved investments in solar energy projects
- **ACC Chairman issued draft policy statement regarding decoupling**
  - Statement addresses the need to adopt decoupling or another mechanism to make Arizona's proposed Electric Energy Efficiency Standards viable


UniSource Consolidated
Diluted EPS
Reported
Excluding Millennium
$1.45
$1.36
$1.51
$2.40
$2.31
$2.53
$2.76
2009
2010
2009
2010

UniSource Energy
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TEP Retail Sales Volumes 5 (CHART) (CHART) (CHART) 2010 Estimates

Key Earnings Drivers and Rule of Thumb Sensitivities Driver - Full Year Pre-Tax Amount Potential Change in Diluted EPS 1% change in TEP retail sales across all customer classes(2010 estimated TEP total retail sales = 9,290 GWh; Avg. non-fuel rate approx. 6 cents / kWh) $5.6 million +/- $0.08 100 bps increase in rates on un-hedged TEP Variable Rate Debt ($279 million outstanding at 9/30/2010)* $2.8 million ($0.04) Estimated price increase on TEP $341 million LOC Facility(margin rate of 1.875% vs. current 0.45%) $4.9 million ($0.07) 1% change in UNS Base O&M (based on 2010 estimate) $2.7 million +/- $0.04 *Current average rate on underlying debt was less than 0.30% as of Oct. 27, 2010 6 Agreement Current Size UNS Revolver $70 million TEP Revolver $150 million TEP LOC Facility $341 million UES Joint Revolver $60 million Note: All facilities expire in Aug. 2011. Expect to complete refinancing of all facilities by end of 2010. of 2010. of 2010. of 2010. (CHART) 2010 Estimates

Company Overview 7

Regulated Electric and Gas Utility Businesses UNS' Largest Subsidiary~ 80% of Operating Revenues~ 81% of Total AssetsVertically Integrated Electric Utility~ 402,000 Electric Customers Gas & Electric T&D Businesses~ 146,000 Gas Customers~ 90,000 Electric Customers 8

Utility Service Areas


UTAH
COLORADO
NEVADA
CALIFORNIA
NEW MEXICO
MEXICO
Navajo
Kayenta
Ship Rock
San Juan
Four Corners
Navajo
San Juan Mine
Mead
Marketplace
Black Mountain
Moenkopi
McKinley Mine
McKinley
Lee Ranch
Davis
Griffith
Peacock
Flagstaff
Cholla
Prescott
Yavapai
N. Havasu
Lake Havasu City
Parker
Coronado
Springerville
Pinnacle Peak
West Wing
Palo Verde
Phoenix
Pinal West
Liberty
Saguaro
Greenlee
Hidalgo
Luna
Tucson
Sundt
Vail
South
Valencia
Nogales
Service Areas / Customers
TEP 402,000 customers
UNS Gas 146,000 customers
UNS Gas & Electric
UNS Electric 90,000 customers
Generating Station
Coal Mine
High Voltage Transmission Lines
Interconnection With Other Utility
Substation
Solar Station

UniSource Energy

9

Compelling Long-Term Value Proposition Compelling Long-Term Value Proposition 10

Attractive Dividend Yield & Growth Potential In Feb. 2010, the Board indicated its intent to reach a 60% payout level over the next few yearsPayout is calculated using net income or basic earnings per share; not diluted earnings per shareSignals confidence in UNS' long-term financial strength and stability *Indicated annual dividend (CHART) Notes:-Dividend Yield as of Oct. 26, 2010-UNS payout as of LTM 9/30/10; Industry avg. as of LTM 6/30/10. (CHART) (CHART) 17% Avg. Annual Growth Rate 11

UNS Consolidated - Positive Free Cash Flows

Free cash flow provides flexibility

- Historically, UniSource Energy's operating cash flows have exceeded capital expenditures
  - Annual dividend increases since 2000
  - Operating cash used to reduce debt and capital lease obligations by approx. $300 million over the last 10 years
  - Invested $85 million of equity to help fund purchase of UES
- Positive free cash flow trend expected to continue

Manageable level of capital expenditures

- Reduced actual and planned capital expenditures for 2008-2013 by $280 million due to weak economy
- Rate base growth in 2010 without regulatory lag
  - Purchased Sundt Unit 4 in 2010 for $52 million
  - $14 million of renewable energy investments in 2010 with cost recovery through the renewable energy surcharge (REST)

UNS Consolidated Cash Flows and Capital Expenditures ($millions)



$283
$238
$323
$245
$277
$357
$347
$287
$326
$285
$251
$254
$244
2006
2007
2008
2009
2010E
2011E
2012E
2013E
2014E
Cash Flow
Capex

Note: Capital expenditure estimates for 2011-2014 from 2009 10-K; 2011-2014 excludes proposed investments in solar projects (up to $28 million per year for TEP and $5 million per year for UNS Electric, beginning in 2011). See p. 18 for further detail.

UniSource Energy

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TEP – Diverse Retail Customer Base


2009 Retail kWh Sales Mix
Copper Mining 11%
Other 3%
Residential 42%
Industrial 23%
Commercial 21%


2009 Retail Margin Revenues
Total = $556MM
Copper Mining 6%
Other 2%
Industrial 18%
Residential 45%
Commercial 29%

Largest Retail Customers

Customer	Sector
Freeport McMoRan	Copper Mining
Asarco	Copper Mining
University of Arizona	Education
Fort Huachuca, US Army Intelligence Center	Military
Raytheon	Defense
IBM	Technology
Davis Monthan Air Force Base	Military
Arizona Portland Cement	Construction
Liquid Air	Manufacturing



University of Arizona



Davis Monthan Air Force Base



Freeport -McMoRan

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TEP - Retail Customers

TEP customer base continues to grow at a modest pace

- Long-term outlook positive with a customer growth rate of more than 1.5% in 2014

Expect local economy to gradually improve

- Positive indicators in home sales and inventories
- University of Arizona Economic and Business Research Center indicates that the recession in Arizona has ended and expects growth to gradually resume
- Tucson unemployment rate 8.7% (as of Aug. 2010) vs. national average of 9.6% (as of Sept. 2010)



Retail Customer Growth
420,000
390,000
360,000
330,000
300,000
2.2%
2.3%
2.5%
2.0%
1.3%
0.6%
0.6%
0.3%
2003
2004
2005
2006
2007
2008
2009
YTD 9/30/10

ROSEMONT COPPER

Possible addition of Rosemont Copper mine in late 2012 or 2013 with usage of ~ 100MW

- Support from local business organizations; opposition from local government and environmental groups
- Requires a U.S. Forest Service Record of Decision
  - Process includes issuance of Environmental Impact Statement [EIS]
  - Draft EIS expected by year-end 2010

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Long-Term Economic Outlook Remains Strong *According to University of Arizona Economic and Business Research Center as of July 2010 (CHART) (CHART) 15

TEP - Energy Resources Provide Optionality

Generating Capacity – 2,229 MW



Solar
5 MW – 0.2%
Owned Coal
1,061 MW – 47%
Simple Cycle Gas
484 MW – 22%
Gas CCCT
190 MW - 9%
Coal/Gas
156 MW - 7%
Leased Coal
334 MW – 15%

2009 Resource Mix - GWh



Purchases
3,086 GWh
23%
Solar
30 GWh
< 1%
Coal
9,272 GWh
69%
Gas
986 GWh,
7%

- Owned Coal – 1,061 MW (incl. 14% of Springerville Unit 1)
- Leased Coal – 86% of 387 MW Springerville Unit 1
- Coal / Gas - Sundt Unit 4
- Luna Combined Cycle Gas Turbine
- Simple Cycle Gas Units
- Solar
- Purchased Power

Leased and duel fuel plants provide optionality

- Springerville Unit 1 lease (expires Jan. 2015) has fair market value purchase and lease renewal options

No near-term new base load generation requirements

- Substation and transmission line additions are expanding access to the Palo Verde hub

Limited commodity price exposure for retail fuel & purchased power costs

- Long-term coal contracts provide price and supply stability PPFAC allows for full recovery
- PPFAC allows for full recovery

Protection against carbon-related costs

- Carbon costs are a fuel-related cost and can be recovered through the PPFAC
- TEP's 2008 Rate Order provisions allow for base rate and adjustor mechanism change in emergency conditions, subject to ACC approval

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UniSource Energy Services UNS GasT&D retail gas businessMore than 146,000 retail customers2009 retail sales - 110 million therms$215 million net plant in-service at 12/31/09Rate Case Activity Base rate increase of $3.5 million effective April 1, 2010UNS ElectricT&D retail electric businessMore than 90,000 retail customers2009 retail sales - 1,780 GWh$238 million net plant in-service at 12/31/09Rate Case Activity Base rate increase of $7.4 million effective October 1, 2010 (UNS Electric requested increase of $13.5 million)Rate increase includes acquisition of Black Mountain Generating Station $4 $4 $8 $5 $5 $4 $ - $ 2 $ 4 $ 6 $ 8 $10 $12 $14 2006 2007 2008 UES Net Income($ millions) UNS Gas UNS Electric Estimated Capital Expenditures($ millions) $7 $6 2009 Note: -Capital expenditure estimates for 2010-2014 from 2009 10-K -UNS Electric excludes renewable energy investments of up to $5 million per year beginning in 2011. See p. 18 for further details. (CHART) 17

Renewable Energy Leadership

Arizona Renewable Energy Standard and Tariff

- REST requires 15% of all retail energy needs from renewable resources by 2025
- Customer surcharge funds above market cost renewable energy

Proposals to invest $146 million in solar photovoltaic projects over next 5 years

TEP

- ACC approved two new solar photovoltaic projects totaling 3.4 MW
  - Capital cost of projects ~$14 million
  - Estimated completion by end of 2010
  - Cost recovery, including ROI, through REST surcharge
- ACC approval pending for annual investments of up to $28 million for ~ 7 MW from 2011-2014

UNS Electric

- ACC approved annual investments of up to $5 million for ~1.25 MW from 2011-2014

Purchase Options Included in Solar PPAs

- 136 MW of TEP's solar Purchased Power Agreements (PPA) include purchase options that can be exercised after the 5th year


Proposed Capital Expenditures for Solar Projects
($ in millions)
TEP
UNS Electric
$14
$28
$5
$28
$5
$28
$5
$28
$5
2010
2011E
2012E
2013E
2014E


TEP and UNS Electric REST Compliance
Renewable Energy Credits
Solar PPAs (Approved)
Wind PPAs (Approved)
Total Requirements
Short term Purchases
Owned Solar
Biogas PPA (Approved)
GWh
800
600
400
200
-
2010
2011
2012
2013
2014
2015
2016

UniSource Energy
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TEP & UNSE Renewable Contracts and Projects

PPAs

Resource/ Counterparty	Technology	Location	Operator	Completion Date	Term (Years)	Purchase Option	Capacity MW
Solar							
Amonix	Concentrating PV	Tucson, AZ	Amonix	2011	20	On or after yr. 6 at FMV	1.5
Swan Solar	Concentrating PV	Tucson, AZ	Amonix	2011	20		12
Avalon Solar	Fixed PV	Marana, AZ	Avalon	2012	20		35
First Light	Fixed PV	Tucson, AZ	CTC	2011	20		5
Emcore Solar	Concentrating PV	Tucson, AZ	Emcore	2012	20		1.5
FSP Solar One	Single-Axis Tracking PV	Tucson, AZ	Foresight Solar	2012	20		4
FSP Solar Two	Single-Axis Tracking PV	Tucson, AZ	Foresight Solar	2012	20		12
NRG Solar	Fixed PV	Tucson, AZ	NRG Solar	2011	20		25
FRV Tucson Solar	Single-Axis Tracking PV	Tucson, AZ	Renewable Ventures	2011-2012	20		20
Renewable Fuel	Solar Thermal	Tucson, AZ	Bell IPC	2012-2013	20		5.5
Wind							
Western Wind Energy US Corp	Wind	Kingman, AZ	Western Wind	2011	20	None	7-11
Macho Springs	Wind	Deming, NM	Torch Energy	2011	20	None	50
Landfill Gas							
Sexton Energy	Landfill Gas	Tucson, AZ	Sexton Energy	2012-2013	15	None	2.2
						Total	**184.7**

Owned / Under Construction

Fuel/ Plant	Technology	Status	Completion Date	Net Capacity MW
Solar				
Springerville Solar Station	Fixed PV	Complete	2002	4.6
Springerville Solar Station Expansion	Fixed PV	In Progress	Year End, 2010	1.8
Tucson Airport Project	Single-Axis Tracking PV	In Progress	Year End, 2010	1.6
			Total	**8.0**

UniSource Energy
19

TEP - Long-Term Wholesale Sales

Margin on long-term wholesale sales benefits shareholders
- Gross margin on 2009 sales was $24 million

Salt River Project (SRP) 100MW
- Annual demand charge $22 million; energy charge @ TEP's average generation cost
- Contract modifications effective June 2011
  - No demand charge; energy charge based on slight discount to Palo Verde Index
  - SRP annual purchase requirement of 876 GWh
  - Contract expires May 2016

Navajo Tribal Utility Authority (NTUA)
- No demand charge; energy priced in mid - $50 per MWh range
- No minimum purchase requirement
- Contract modifications effective 2010
  - Energy charge for 50% of sales (June-Sept) based on Palo Verde Index (~30 GWhs)
  - Contract expires December 2015



Long-Term Wholesale Contracts GWh Sales
836
249
830
239
613
194
534
172
SRP
NTUA
2007
2008
2009
YTD 9/30/2010



Long-Term Wholesale Contracts Revenues (millions)
$42
$13
$43
$13
$36
$11
$31
$10
SRP
NTUA
2007
2008
2009
YTD 9/30/2010

UniSource Energy
20

Regulatory Overview 21

Regulatory Framework

Arizona Corporation Commission

- Constitutionally created branch of Arizona government
- Five commissioners elected state-wide
- Limited to serve two consecutive four year terms

Commissioner	Term Expires
Kristin Mayes (R)	Jan 2011*
Sandra Kennedy (D)	Jan 2013
Paul Newman (D)	Jan 2013
Gary Pierce (R)	Jan 2011
Bob Stump (R)	Jan 2013

* Unable to run for re-election - two term limit

Two ACC seats are up for election in November 2010

ACC Candidates	Experience
Gary Pierce (R) Mesa	Incumbent
Brenda Burns (R) Scottsdale	Lobbyist, former State Legislator
David Bradley (D) Tucson	Director of Social Services, State Legislator

Federal Energy Regulatory Commission

- Transmission rates
- Long-term wholesale transactions

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22

Good Regulatory Foundation 23

Energy Efficiency Standards and Decoupling

ACC approved Electric Energy Efficiency Standards (EE Standards) in July 2010

- Must be certified by the Arizona Attorney General before taking effect
- Designed to require affected utilities to implement cost effective demand side management programs
- Target total kWh savings in 2011 of 1.25% of 2010 sales
- Targeted kWh savings increase annually up to the targeted cumulative annual reduction in retail kWh sales of 22% by 2020

Draft Policy Statement on decoupling issued in October 2010

- ACC Chairman Mayes circulated for comment a draft policy statement regarding the need to adopt decoupling or another mechanism to make Arizona's proposed EE Standards viable
- Designed to encourage energy conservation by restructuring utility rates to separate the recovery of fixed costs from the level of energy consumed
- Draft policy indicates that revenue per customer decoupling may be well suited for Arizona as it responds to customer growth

UniSource Energy

24

2008 TEP Rate Order Key Provisions Methodology Cost-of-service Test year 12/31/2006 Rate base $1.02 billion 2006 Retail Sales (GWh) 9,320 Allowed ROE 10.25% Capital Structure 42.5% equity / 57.5% debt (Actual capital structure was 40% equity, excluding capital leases, and 60% debt) Non-fuel base rate increase 6% (approx. $47 million). Effective Dec. 1, 2008. Purchased Power and Fuel Adjustment Clause (PPFAC) Effective Jan. 1, 2009Forward lookingEnergy, capacity and transmission Springerville Unit 1 - 387 MW coal-fired plant leased by TEP. Lease expires Jan. 1, 2015. Non-fuel recovery of $25.67 per kW per month or approx. $117 millionApproximates levelized cost through the remainder of the term of the lease Average base retail rate 8.9 cents / kWh (base non-fuel rate of 6.0 cents) Rate case moratorium Cannot file new case before 6/30/2012 with a test year no earlier than 12/31/11 25

2008 TEP Rate Order – Rate Base

- $1.02 billion ACC jurisdictional rate base as of 12/31/2006
  - Excludes FERC-regulated assets
    - High voltage transmission assets of $205 million
    - Generation assets dedicated to long-term wholesale sales of approximately $63 million
  - Excludes adjustments of $134 million for deferred income taxes, working capital and other items

TEP ACC Jurisdictional Rate Base Estimated to Increase by Approximately 50%



$1.02B
$1.5B
12/31/2006
Est. 12/31/2011

TEP Net Plant in Service* (millions)



12/31/06
12/31/09
$205
$731
$653
$259
$858
$885
Generation
Distribution
Transmission

*Excludes assets under capital leases

TEP Estimated Capital Investments



millions
$300
$225
$150
$75
$-
$272
$217
$203
$225
$209
2010E
2011E
2012E
2013E
2014E
Other
Generation
Distribution
Transmission
Environmental
Solar Generation

Note: Capital expenditure estimates for 2011-2014 from 2009 10-K; 2011-2014 excludes proposed investments in solar projects of up to $28 million per year for TEP. See p. 18 for further details.

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26

TEP Rate Case & Springerville Unit 1 Timeline 2008 2009 2010 2011 2012 2013 2014 2015 12/1/2008Effective date of 2008 TEP Rate Order 12/31/2011Earliest test year 6/30/2012Earliest filing date 1/1/2013Earliest effective date of rate case 1/1/2015Expiration of Springerville Unit 1 Lease 27 9/1/2013Notify lessor of intent to purchase or renew Springerville Unit 1 Lease

2008 TEP Rate Order - Key Provisions

ACC Decision No. 70628

II. Rate increase
2.2 TEP's rates, including generation, will be determined using a cost-of-service methodology. …TEP shall withdraw its proposed market and hybrid rate methodologies.

Original cost rate base: $1.02B (net of $134M of adjustments, including deferred income taxes of $119M)

Average base rate increase of 6% (avg. base retail rate of 8.9 cents/kWh)
- Includes base cost of fuel & purchased power of 2.8896 cents/kWh
- Revenue increase of $47.1M

III. Ratemaking treatment of generation assets
3.1 For ratemaking purposes, SGS Unit 1 and Luna shall be included in TEP's rate base at their respective original costs. All other generation assets acquired by TEP after December 31, 2006, but before December 31, 2012, shall be included in TEP's rate base at their respective original costs, subject to the Commission's subsequent regulatory and ratemaking review and approval.

3.2 Recovery of SGS Unit 1 non-fuel costs shall reflect a cost of $25.67 per KW per month which approximates the levelized cost of SGS Unit 1 through the remainder of the primary lease term for this generating facility. In addition, SGS Unit 1 leasehold improvements shall be included in TEP's original cost rate base at net book value as of December 31, 2006.

3.3 Luna shall be included in TEP's original cost rate base at net book value as of December 31, 2006.

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2008 TEP Rate Order - Key Provisions 29 X. Rate case moratorium10.1 TEP's base rates shall remain frozen through December 31, 2012.10.2 TEP shall not submit a rate application sooner than June 30, 2012. ...test year ending no earlier than December 31, 2011.10.2 Signatories agree to use their best efforts to have post-moratorium rates in place no later than thirteen months after TEP's rate application is filed with the Commission.XI. Emergency Clause11.1 ...TEP shall not be prevented from requesting a change to its base rates, or necessary changes to the PPFAC mechanism, the DSM or REST, that would take effect prior to January 1, 2013, in the event of conditions or circumstances that constitute an emergency. ...emergency is limited to an extraordinary event that is beyond TEP's control and that, in the Commission's judgment, requires rate relief in order to protect the public interest. This provision is not intended to preclude TEP from seeing rate relief pursuant to this paragraph in the event of the imposition of a federal carbon tax or related federal cap and trade system. 29

Supplemental Information Appendix TEP Operating Plant Performance 31 TEP Generation Portfolio 32 Historic Utility Retail Sales 33 Credit Ratings and Liquidity 34 TEP Long-Term Debt Summary 35 30

Strong Coal Plant Operating Performance Average Equivalent Availability Factor Baghouse- Low NOx Environmental Equipment Operator TEP's Share (MW) Coal Delivery In Service Dates TEP's Share (%) TEP 156 MW rail 1967 100% TEP 770 MW rail Unit 1 - 1985 Unit 2 - 1990 100% Arizona Public Service 110 MW mine mouth Unit 4 - 1969 Unit 5 - 1970 7% Salt River Project 168 MW mine mouth Unit 1 - 1974 Unit 2 - 1975 Unit 3 - 1976 7.5% Public Serviceof New Mexico 322 MW mine mouth Unit 1 - 1976 Unit 2 - 1973 50% Coal Supplier Contract Term Peabody 2020 BHP Billiton 2016 Peabody 2011 San Juan Coal 2017 Rio TintoChevron Mining 2009 Annual Expected Coal Usage 350 k tons 3.2 mil. tons 400k tons 500k tons 1.3 mil. tons BaghouseScrubbersLow NOx BaghouseScrubbers- PrecipitatorsScrubbers- BaghouseScrubbersLowNOxMercury removal Sundt Unit 4 coal/gas Navajo Units 1,2&3 coal Industry Avg. coal Four Corners Units 4&5 coal San Juan Units 1&2 coal Springerville Units 1&2 coal (CHART) 93% 87% 87% 83% 05 06 07 08 09 90.9% (CHART) 89.4% (CHART) 84.4% (CHART) 89.5% (CHART) 83.8% (CHART) 85.0% 05 06 07 08 09 05 06 07 08 09 05 06 07 08 09 05 06 07 08 09 05 06 07 08 09 31

TEP Generation Portfolio Fuel/ Plant Fuel/ Plant Unit No. Location Date In Service Operator TEP's Share % TEP Share Net Capacity MW Coal Coal Springerville Station 1 Springerville, AZ 1985 TEP 100 387 Springerville Station 2 Springerville, AZ 1990 TEP 100 390 San Juan Station 1 Farmington, NM 1976 PNM 50 170 San Juan Station 2 Farmington, NM 1973 PNM 50 170 Navajo Station 1 Page, AZ 1974 SRP 7.5 56 Navajo Station 2 Page, AZ 1975 SRP 7.5 56 Navajo Station 3 Page, AZ 1976 SRP 7.5 56 Four Corners Station 4 Farmington, NM 1969 APS 7 55 Four Corners Station 5 Farmington, NM 1970 APS 7 55 Gas Gas Luna Energy Facility 1 Deming, NM 2006 PNM 33.3 190 North Loop Tucson, AZ 2001 TEP 100 95 Gas/Oil Gas/Oil Sundt Station 1 Tucson, AZ 1958 TEP 100 81 Sundt Station 2 Tucson, AZ 1960 TEP 100 81 Sundt Station 3 Tucson, AZ 1962 TEP 100 104 DeMoss Petrie Tucson, AZ 1972 TEP 100 122 Coal/Gas Coal/Gas Sundt Station 4 Tucson, AZ 1967 TEP 100 156 Springerville Solar Station Springerville Solar Station Springerville, AZ 2001 TEP 100 5 Total 2,229 32

Historic Utility Retail Sales (CHART) (CHART) (CHART) 33

Credit Ratings

- Sufficient lines of credit
  - TEP - $150 million; UES - $ 60 million; UNS - $ 70 million; mature in Aug. 2011
  - Expect to complete refinancing of all three lines by end of 2010
- Credit ratings
  - TEP received one notch upgrade from Fitch in Sept. 2010

TEP	Moody's	S&P	Fitch
Secured	Baa1	BBB+	BBB
Unsecured	Baa3	BBB-	BBB-
Issuer	Baa3	BB+	BB+
Outlook	Stable	Stable	Stable

UniSource Energy	Moody's
Secured Credit Facility	Ba1
Outlook	Stable

UNS Electric	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UNS Gas	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UniSource Energy

34

Long-Term Debt Summary

Balances as of 9/30/10 (Pro Forma for Oct. 2010 TEP $100 million bond issuance and repayment of $30 million TEP term loan)
Rates as of 10/27/10

Debt Issue	Interest Rate	Curr. Balance (in millions)	Issue Date	Maturity Date	Current Call Price	Security	Facilities Financed
TEP							
Unsec. Ind. Dev. Bonds							
2010 Pima A (Tax-Exempt)	5.250%	$ 100	Oct-10	Oct-40	N/C 10	Unsecured	Local T&D
2008 Pima A	6.375%	91	Mar-08	Sep-29	N/C 5	Unsecured	Local T&D
2008 Pima B	5.750%	130	Jun-08	Sep-29	N/C 5		Local T&D
2009 Pima A	4.950%	80	Oct-09	Oct-20	N/C		San Juan PC
1997 Coconino A	7.125%	37	Apr-97	Oct-32	100%		Navajo PC
2009 Coconino A	5.125%	15	Oct-09	Oct-32	N/C 10		Navajo PC
1997 Pima A	6.100%	22	Sep-97	Sep-25	100%		Local T&D
1998 Apache A	5.850%	84	Mar-98	Mar-28	100%		SGS 1 PC
1998 Apache B	5.875%	100	Mar-98	Mar-33	100%		SGS 2 PC
1998 Apache C	5.850%	16	Mar-98	Mar-26	100%		Local T&D
Subtotal		$ 675					
Var. Rate Tax-Exempt Bonds							
1982 Pima A - Irvington	var. rate 0.27%	39	Oct-82	Oct-22	100%	Mortgage Bonds	Local T&D / Irvington
1982 Pima A	0.29%	40	Dec-82	Dec-22	100%		Local T&D / 4 Corners PC
1983 Apache A	0.29%	100	Dec-83	Dec-18	100%		SGS 2
1983 Apache B (Tranche A)	0.28%	80	Dec-83	Dec-18	100%		SGS 2
1983 Apache C (Tranche A)	0.26%	50	Dec-83	Dec-18	100%		SGS 2
1985 Apache A	0.26%	20	Dec-85	Dec-20	100%		SGS 2
Subtotal		$ 329*					
TEP TOTAL		$ 1,004					
UES							
UNS Gas Unsecured Notes	6.230%	50	Aug-03	Aug-11	MW + 50	Unsecured	General Purpose
UNS Gas Unsecured Notes	6.230%	50	Aug-03	Aug-15	MW + 50		General Purpose
UNS Electric Unsecured Notes	6.500%	50	Aug-08	Aug-15	MW + 50		General Purpose
UNS Electric Unsecured Notes	7.100%	50	Aug-08	Aug-23	MW + 50		General Purpose
UNS Gas / UNS Elec. Revolver	LIBOR + 1%	0	Aug-06	Aug-11	N/A		General Purpose
UES TOTAL		$ 200					
UED Term Loan	LIBOR + 3%	32	Feb-10	Mar-12	Par	Secured	Black Mountain
UniSource Stand-Alone							
Sr. Unsec. Convertible Notes	4.500%	150	Mar-05	Mar-35	Par	Unsecured	General Purpose
Term Loan	LIBOR + 1.25%	4	Aug-06	Aug-11	Par	Unsecured	General Purpose
UNISOURCE STAND-ALONE TOTAL		$ 154					
UNISOURCE CONSOLIDATED TOTAL		$1,320					

*Supported by $341 million LOC facility which expires in Aug. 2011. Expect to complete refinancing in mid November 2010.

UniSource Energy

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